UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                        March 28, 2006 (March 28, 2006)

                                  Red Hat, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          000-26281                                      06-1364380
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  (Commission File Number)                    (IRS Employer Identification No.)

   1801 Varsity Drive, Raleigh, North Carolina                27606
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    (Address of Principal Executive Offices)               (Zip Code)

                                 (919) 754-3700
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))


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Item 2.02.    Results of Operations and Financial Condition

     On March 28, 2006, Red Hat, Inc. announced its financial results for the quarter ended February 28, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information furnished pursuant to Item 2.02 of this Form 8-K (including
Exhibit 99.1) shall not be deemed "filed" for purposes of Section 8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01     Financial Statements and Exhibits

      (c)     Exhibits

              The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

              99.1     Press Release dated March 28, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Red Hat, Inc.
Date: March 28, 2006                          By: /s/ Charles E. Peters, Jr.
                                              -----------------------------
                                              Charles E. Peters, Jr.


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                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 --------------
99.1                        Press release dated March 28, 2006